Exhibit 99.1
1Q22 Earnings Conference Call April 27, 2022

Safe Harbor Statement 2 “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995 : Statements in this Presentation relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments and other statements that are not descriptions of historical facts may be forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 .. Forward - looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company’s Annual Report on Form 10 - K for the fiscal year ended December 31 , 2021 and in other documents filed by the Company with the Securities and Exchange Commission from time to time .. Forward - looking statements may be identified by terms such as “may”, “will”, “should”, “could”, “expects”, “plans”, “intends”, “anticipates”, “believes”, “estimates”, “predicts”, “forecasts”, “goals”, “potential” or “continue” or similar terms or the negative of these terms .. Although we believe that the expectations reflected in the forward - looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements .. The Company has no obligation to update these forward - looking statements ..

3 4 1 2 Improve and Grow Funding Mix Generate Appropriately Priced Loan Growth  Record low cost of deposits at 0.21% and cost of funds at 0.43% in in 1Q22  Record average noninterest bearing deposits of over $1B; increased 17.0% YoY  Core deposits are 86.1% of average deposits and mortgage escrow  Loan closings, excluding PPP, up 65% YoY  Gross loans , excluding PPP, were flat QoQ and up 1.0% YoY  Record loan pipeline at $664MM  Commercial business loan growth (excluding PPP) of 4.6% YoY and 14.3% annualized QoQ (excluding PPP) Manage Asset Quality Invest in the Future  NPAs/Assets improved to 17 bps  Criticized and classified loans were 90 bps of loans  ACLs/NPLs of 266%  Average real estate LTV is <38%  $1.4MM LLP vs $0.9MM of NCOs  Added 30 people from merged/merging institutions over the past year; 12 are revenue producers  Digital initiatives are progressing  Continued digital adoption gains  Expanded Fintech loan partnerships 1Q22 GAAP EPS $ 0.58 and Core 1 EPS of $ 0.61 3 GAAP ROAA and ROAE 0.91% and 10.83%; Core 1 ROAA and ROAE 0.94% and 11.27% in 1Q22 1 See Reconciliation of GAAP Earnings and Core Earnings in Appendix

Well-positioned to Benefit from Industry Merger Disruption


30 people recruited (12 Revenue Producers) from Merged Institutions YoY

Current Pro Forma U.S. Branches

- Flushing Financial (FFIC)[1]
- M&T Bank (MTB)/ People's United Financial (PBCT) (Closed April 1, 2022)
- Webster Financial (WBS)/ Sterling Bancorp (STL) (Closed Feb 1, 2022)
- Citizens Financial Group (CFG)/ HSBC (Closed Feb 18, 2022) / Investors Bancorp (ISBC) (Closed April 6, 2022)
- New York Community Bancorp (NYCB)/ Flagstar Bancorp (FBC) (Pending)
- Valley National Bancorp (VLY)/ The Westchester Bank (Closed Dec 1, 2021)/ Bank Leumi USA (Closed April 1, 2022)
- Dime Community Bancshares (DCOM) (Closed Feb 1, 2021)
- TD Bank (TD)/First Horizon (FHN) (Pending)
- OceanFirst (OCFC)/Partners (PTRS) (Pending)

- **10 bank mergers** have been announced or closed involving Long Island area banks[2]
- **Out of the $328B of total industry deposits** in Nassau, Queens, Kings, and Suffolk Counties, $87B or 27% involve a merger participant[3]
- **93% of FFIC's deposits** are in the Long Island market, including Brooklyn and Queens

FFIC FLUSHING Financial Corporation

[1] 24 FFIC branches shown, for illustrative purposes only, includes Elmhurst (to open shortly); Shirley, NY location not pictured
[2] Includes MTB/PBCT, WBS/STL, CFG/ISBC/HSBC, NYCB/FBC, VLY/The Westchester Bank/Bank Leumi USA, DCOM, TD/FHN, and OCFC/PTRS
[3] Based on most recent (June 30, 2021) S&P Global data

4

5 Metro New York City Economy Is Rebounding 0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 1 250 260 270 280 290 300 310 320 330 340 Jan-19 Mar-19 May-19 Jul-19 Sep-19 Nov-19 Jan-20 Mar-20 May-20 Jul-20 Sep-20 Nov-20 Jan-21 Mar-21 May-21 Jul-21 Sep-21 House Price Index for New York City MSA 1 Recession HPI 0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 1 $0 $100 $200 $300 $400 $500 $600 $700 Jan-19 Mar-19 May-19 Jul-19 Sep-19 Nov-19 Jan-20 Mar-20 May-20 Jul-20 Sep-20 Nov-20 Jan-21 Mar-21 May-21 Jul-21 Sep-21 Nov-21 Jan-22 Mar-22 Median Lisitng Price per Sq Feet in NYC MSA Recession Median Listing Price per Square Feet 0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 1 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% Jan-19 Mar-19 May-19 Jul-19 Sep-19 Nov-19 Jan-20 Mar-20 May-20 Jul-20 Sep-20 Nov-20 Jan-21 Mar-21 May-21 Jul-21 Sep-21 Nov-21 Jan-22 Unemployment Rate for New York City MSA Recession Unemployment Rate 0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 1 0 50 100 150 200 250 300 350 Jan-19 Mar-19 May-19 Jul-19 Sep-19 Nov-19 Jan-20 Mar-20 May-20 Jul-20 Sep-20 Nov-20 Jan-21 Mar-21 May-21 Jul-21 Sep-21 Nov-21 Jan-22 Mar-22 NYC Leisure and Hospitality Employment 2 Recession Leisure and Hospitality Employment Source: FRED Economic Data, St. Louis Fed 1 Index=1995:Q1=100 2 Thousands of Persons

Record Loan Pipeline; Satisfactions Should Decline 6  Closings poised to accelerate – Closings up 65% YoY excluding PPP – 10 bank mergers announced within footprint – Strong organic growth opportunity  Pipeline up 55% QoQ – Commercial real estate is a larger driver – Business Banking pipeline up 46% YoY  Loan prepayments and satisfactions remained elevated – Expected to decline over time with rising rates Loan Pipeline Up 77% YoY ($MM) $375.8 $432.6 $530.7 $429.3 $663.7 $322.9 $324.4 $243.9 $362.7 $329.3 $- $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 1Q21 2Q21 3Q21 4Q21 1Q22 Loan Pipeline Loan Closings

Digital Banking Usage Continues to Increase 7 Technology Enhancements Remain a Priority 28% Increase in Monthly Mobile Active Users YoY ~ 24,000 Active Online Banking Users 31% YoY Growth 15% Digital Banking Enrollment YoY Growth Numerated Small Business Lending Platform $4.1MM Originated in 1Q22 JAM FINTOP Early Look at Emerging Technology ~4,500 Zelle ® Transactions >$1.6MM Zelle Dollar Transactions in March 2022

Record Low Deposit Costs with Improving Mix 8 Deposit Costs Fall Total Average Deposits 1 ($MM) 1 Includes mortgage escrow deposits  Average noninterest bearing deposit up 17% YoY  Noninterest bearing deposits are 15.6% of average deposits 1 , up from 13.6% a year ago  1Q22 checking account openings up 17.5% YoY $6,285 $6,511 $6,408 $6,459 $6,410 0.39% 0.34% 0.29% 0.25% 0.21% 0% 0% 0% 0% 1% 1% 1% 0 1000 2000 3000 4000 5000 6000 7000 1Q21 2Q21 3Q21 4Q21 1Q22 Noninterest Bearing NOW Accounts Savings Money Market CDs Mortgage Escrow Deposit Costs Average Noninterest Deposits ($MM) $856.1 $923.2 $933.4 $976.8 $1,001.6 -100 100 300 500 700 900 1100 1300 1Q21 2Q21 3Q21 4Q21 1Q22

$6,746 $6,717 $6,627 $6,634 $6,601 - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 1Q21 2Q21 3Q21 4Q21 1Q22 Multifamily Commercial Real Estate Construction 1-4 Family Business Banking Stable Loan Balances in 1Q22 Excluding PPP 9 Core Loan Yields 3.99% 4.06% 4.09% 4.05% 4.04% Loan Composition Period End Loans ($MM) Base Loan Yields 3.93% 3.94% 3.96% 3.96% 3.94%  Gross loans, excluding PPP, were flat QoQ  PPP loans declined 44% QoQ to $43MM  Loan pipeline totaled $664MM at March 31 , 2022, up 77% YoY and 55% QoQ  Optimistic loan growth accelerates in 2022  Base loan yields were stable QoQ  Approximately $480MM of real estate loans are due to reprice higher in 2022  Excluding PPP, rates on satisfactions exceeded rates on loan closings by 33 bps, down from 40 bps in 4Q21 and 98 bps in 1Q21 See Appendix for definitions of Core and Base Loan Yields

NIM Expansion from Record Low Deposit Costs 10 Base NIM FTE 3.01% 3.04% 3.15% 3.13% 3.22% GAAP NIM FTE 3.18% 3.14% 3.34% 3.29% 3.36% $58.7 $61.3 $62.2 $61.2 $62.7 3.06% 3.14% 3.27% 3.21% 3.31% 3.99% 4.06% 4.09% 4.05% 4.04% 0.39% 0.34% 0.29% 0.25% 0.21% -0.25% 0.75% 1.75% 2.75% 3.75% 4.75% 5.75% 6.75% $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 1Q21 2Q21 3Q21 4Q21 1Q22 Base NII FTE Net Prepayment Penalties Core NII FTE Core NIM FTE Core Loan Yields Deposit Costs ($MM) See Appendix for definitions of Core and Base NII FTE and Core NIM, and Net Prepayment Penalties Stable Loan Yields Falling Deposit Costs

Better Funding Profile Today Versus the Last Rising Rate Cycle 11  Prior to the first rate increase in the 2015 - 2019 cycle, higher yielding CDs and borrowings were 52.8% of funding; in this cycle, the starting point declined significantly to 24.5%  Funding swaps to reprice 98 bps lower in 2Q22 and 139 bps lower in 2023  The cost of funding was 1.02% or 88 bps over the Fed Funds in 3Q15; in this cycle the starting cost of funds improved to 0.50% or 42 bps over Fed Funds  Noninterest bearing deposits were 5.2% of funding last rising rate cycle and improved to 13.4% of funding this cycle  The split of the noninterest bearing deposits in 3Q15 was 82% business, 1% government, and 17% personal compared to 75%, 2%, and 23%, respectively, in 4Q21  A 50 bps change in rates with no deposit rate adjustments results in an approximate $5MM annualized increase in net interest income Our Ability to Lag Deposit Rate Increases Is a Key Factor in the NIM Outlook Funding Profile (As a % of Total Funding) NIB - 5.2% NOWs - 27.0% Savings - 5.3% MM - 8.8% CDs - 27.9% Mgt Esc - 0.9% Borrowings - 24.9% 3Q15 NIB - 13.4% NOWs - 26.7% Savings - 2.2% MM - 32.5% CDs - 13.2% Mgt Esc - 0.7% Borrowings - 11.3% 4Q21

Rising Rate Offsets – Asset Profile 12  We have several items that can mitigate rising rates including: – Business Banking portfolio that has increased to 21.6% of loans in this cycle compared to only 12.2% of loans last cycle – $410MM of loan swaps that convert fixed rate loans to floating rate – Approximately $480MM of real estate loans that will reprice by the end of 2022  Approximately 30% or over $2B of loans (including hedges) will reprice higher (assuming stable or higher rates) within one year The Loan Mix Has Shifted to Business Banking Since the Start of the Last Cycle Loan Mix (As a % of Total Loans) Multifamily - 37.9% NOO CRE - 26.8% 1 - 4 Family - 12.8% Construction - 0.9% Business Banking - 21.6% 4Q21 Multifamily - 48.8% NOO CRE - 20.5% 1 - 4 Family - 18.4% Construction - 0.1% Business Banking - 12.2% 3Q15

Net Charge - offs Significantly Better Than the Industry 13 NCOs / Average Loans 0.06% 0.25% 1 -0.2% 0.3% 0.8% 1.3% 1.8% 2.3% 2.8% 3.3% 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019 2021 FFIC Industry 6 basis points of Net Charge - offs to Average Loans in 1Q22 1 Note: Includes $11.2MM in taxi medallion write - offs in 2017 and $2.8MM in 2021 for FFIC 1 “Industry” includes FDIC insured institutions from “FDIC Statistics At A Glance ” through December 31, 2021 2 Based on appraised value at origination  Over two decades and multiple credit cycles, Flushing Financial has a history of better than industry credit quality  Average LTVs on the Real Estate portfolio is <38% 2 – Only $ 20.7MM of real estate loans ( 0.3% of gross loans) with an LTV of 75% or more 2

0.26% 0.22% 0.25% 0.19% 0.17% 1Q21 2Q21 3Q21 4Q21 1Q22 NPAs / Assets 14 Continued Strong Credit Quality NPAs / Assets Criticized and Classified Loans / Gross Loans ACL / Gross Loans & ACL / NPLs ACL by Loan Segment (1Q22) 36.8% LTV on 1Q22 NPAs 0.94% 1.03% 1.04% 0.87% 0.90% 0.75% 0.85% 0.95% 1.05% 1.15% 1.25% 1.35% 1Q21 2Q21 3Q21 4Q21 1Q22 Criticized & Classified Loans / Gross Loans $2,501 $1,765 $564 $248 $8 $69 $59 $1,387 0.34% 0.44% 0.33% 0.31% 0.00% 0.39% 3.11% 1.18% -20.00% -15.00% -10.00% -5.00% 0.00% 5.00% Multifamily Residential Commercial Real Estate 1-4 Family - Mixed Use 1-4 Family - Residential Co-operative Apartments Construction Small Business Administration Commercial Business and Other Loan Balance ACLs / Loans 212.9% 242.6% 179.9% 248.7% 266.1% 0.67% 0.64% 0.55% 0.56% 0.57% 0% 0% 0% 1% 1% 1% 1% 1% 2% 2% 2% 0% 50% 100% 150% 200% 250% 300% 1Q21 2Q21 3Q21 4Q21 1Q22 ACLs / NPLs ACLs / Loans

TCE Ratio >8%; ~4.1% Dividend Yield 1 15 360,000 Shares Repurchased in 1Q22; 84% of 1Q22 Earnings Returned to Shareholders 7.8% YoY Book Value Per Share Growth 8.1 % YoY Increase in Tangible Book Value Per Share 1 Calculated using 4/19/22 closing price of $ 21.66 $19.99 $20.51 $21.13 $21.61 $21.61 7.60% 7.80% 8.04% 8.22% 8.05% 6.90% 7.10% 7.30% 7.50% 7.70% 7.90% 8.10% 8.30% 8.50% 8.70% $15.00 $16.00 $17.00 $18.00 $19.00 $20.00 $21.00 $22.00 1Q21 2Q21 3Q21 4Q21 1Q22 Tangible Book Value Per Share Tangible Common Equity/Tangible Assets $20.65 $21.16 $21.78 $22.26 $22.26 10.13% 10.24% 10.68% 10.86% 10.84% 8.44% 8.50% 8.83% 8.98% 9.05% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% $17.00 $18.00 $19.00 $20.00 $21.00 $22.00 $23.00 1Q21 2Q21 3Q21 4Q21 1Q22 Book Value Per Share CET1 Ratio Leverage Ratio

16  Better positioned for higher rates – Funding costs are at record lows and funding is more favorable versus the last rising rate cycle; noninterest bearing deposits more than doubled as a percentage of funding – Swap repricing starts in 2Q22 and is mostly done by the end of 2023 reducing swaps costs by 120 bps – Our ability to control deposit rates is a key factor in determining the outlook for net interest income  Low risk business model; 4.1% 1 dividend yield – Average LTV on real estate loans totals <38% – Historical strong credit metrics – No changes to underwriting process  Maintaining through - the - cycle goals of ROAA ≥1% and ROAE ≥10% – On a core basis, ROAA of 0.94% and ROAE of 11.27% in 1Q22  Expect loan growth to increase in 2022 – Pipeline at record levels – Current quarter originations increased 65% YoY, net of PPP – Refinancing activity should decline with higher rates – Prepayment speeds remain elevated  Benefiting from merger disruption – Added 30 people over the past year from announced/recently closed mergers; 12 are revenue producing  We are investing in the franchise and our employees – New services and product enhancements set to launch in 2022 – $4.3MM of seasonal expenses in 1Q22; not expected to repeat in 2Q22 – Still expect high single digit core expense growth in 2022 ($144MM in 2021) Key Messages 1 Calculated using 4/19/22 closing price of $21.66

Appendix 17

PPP: 86% of Lifetime Originations and Acquisitions Forgiven 18 Period End PPP Loans ($MM) $251.0 $197.3 $ 130.8 $77.4 $43.2 Average PPP Loans ($MM) PPP NIM Benefit/(Drag) (0.04)% 0.00% 0.02% 0.03% 0.03%  Lifetime originations and acquisitions of $310MM with a balance of $43.2MM at 1Q22 and remaining fees of $1.1MM  Forgiveness totaled $34.1MM in 1Q22, $53.4MM in 4Q21, $66.5MM in 3Q21, $69.2MM in 2Q21, and $ 24.1MM in 1Q21  $6.7MM of PPP loans are in the process of forgiveness as of March 31 , 2022  Forgiveness expected to largely be completed by Fall 2022  SBA can take up to 90 days to approve forgiveness  PPP benefited the NIM by 3 bps in 1Q22 $209 $233 $165 $101 $61 1.98% 3.02% 4.06% 5.80% 6.68% 0 50 100 150 200 250 1Q21 2Q21 3Q21 4Q21 1Q22 PPP Yield

$125 $321 $121 $25 $125 $230 $50 1.86% 2.09% 1.96% 0.47% 0.88% 0.70% 0.80% 2Q22 2023 2024 2025 Effective Swaps Maturities Forward Swaps Start Date Effective WA Rate Forward WA Rate $MM 19 Swaps Help Protect NIM from Rising Short - Term Rates  The balance sheet naturally improves over the next two years without any changes in rates – $592MM of effective swaps at 1.95%; current drag on NIM; the majority mature by the end of 2023 – $405MM of forward starting swaps at 0.77% that largely replace the current effective swaps

Reconciliation of GAAP Earnings and Core Earnings 20 Non - cash Fair Value Adjustments to GAAP Earnings The variance in GAAP and core earnings is partly driven by the impact of non - cash net gains and losses from fair value adjustments .. These fair value adjustments relate primarily to swaps designated to protect against rising rates and borrowing carried at fair value under the fair value option .. As the swaps get closer to maturity, the volatility in fair value adjustments will dissipate .. In a declining interest rate environment, the movement in the curve exaggerates our mark - to - market loss position .. In a rising interest rate environment or a steepening of the yield curve, the loss position would experience an improvement .. Core Net Income, Core Diluted EPS, Core ROAE, Core ROAA, Pre - provision, Pre - tax Net Revenue, Core Net Interest Income FTE, Core Net Interest Margin FTE, Base Net Interest Income FTE, Base Net Interest Margin FTE, Core Interest Income and Yield on Total Loans, Base Interest Income and Yield on Total Loans, Core Noninterest Income, Core Noninterest Expense and Tangible Book Value per common share are each non - GAAP measures used in this presentation .. A reconciliation to the most directly comparable GAAP financial measures appears below in tabular form .. The Company believes that these measures are useful for both investors and management to understand the effects of certain interest and noninterest items and provide an alternative view of the Company's performance over time and in comparison to the Company's competitors .. These measures should not be viewed as a substitute for net income .. The Company believes that tangible book value per common share is useful for both investors and management as these are measures commonly used by financial institutions, regulators and investors to measure the capital adequacy of financial institutions .. The Company believes these measures facilitate comparison of the quality and composition of the Company's capital over time and in comparison to its competitors .. These measures should not be viewed as a substitute for total shareholders' equity .. These non - GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited .. They should not be considered in isolation or as a substitute for analysis of results reported under GAAP .. These non - GAAP measures may not be comparable to similarly titled measures reported by other companies ..

Reconciliation of GAAP to CORE Earnings

(Dollars in thousands, except per share data)	For the three months ended				
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
GAAP income before income taxes	$ 24,640	$ 22,826	$ 34,812	$ 25,416	$ 26,224
Net (gain) loss from fair value adjustments (Noninterest income (loss))	1,809	5,140	2,289	6,548	(982)
Net (gain) loss on sale of securities (Noninterest income (loss))	—	—	10	(123)	—
Net gain on disposition of assets (Noninterest income (loss))	—	—	—	—	(621)
Net (gain) loss from fair value adjustments on qualifying hedges (Interest and fees on loans)	129	(1,122)	(194)	664	(1,427)
Net amortization of purchase accounting adjustments (Various)	(924)	(324)	(958)	(418)	(789)
Merger (benefit) expense (Various)	—	(17)	2,096	(490)	973
Core income before taxes	25,654	26,503	38,055	31,597	23,378
Provision for income taxes for core income	6,685	5,535	10,226	8,603	6,405
Core net income	$ 18,969	$ 20,968	$ 27,829	$ 22,994	$ 16,973
GAAP diluted earnings per common share	$ 0.58	$ 0.58	$ 0.81	$ 0.61	$ 0.60
Net (gain) loss from fair value adjustments, net of tax	0.04	0.13	0.05	0.15	(0.02)
Net gain on disposition of assets, net of tax	—	—	—	—	(0.01)
Net (gain) loss from fair value adjustments on qualifying hedges, net of tax	—	(0.03)	—	0.02	(0.03)
Net amortization of purchase accounting adjustments, net of tax	(0.02)	(0.01)	(0.02)	(0.01)	(0.02)
Merger (benefit) expense, net of tax	—	—	0.05	(0.01)	0.02
NYS tax change	—	—	—	(0.02)	—
Core diluted earnings per common share[(1)]	$ 0.61	$ 0.67	$ 0.88	$ 0.73	$ 0.54
Core net income, as calculated above	$ 18,969	$ 20,968	$ 27,829	$ 22,994	$ 16,973
Average assets	8,049,470	8,090,701	8,072,918	8,263,553	8,147,714
Average equity	673,012	671,474	659,288	644,690	619,647
Core return on average assets[(2)]	0.94 %	1.04 %	1.38 %	1.11 %	0.83 %
Core return on average equity[(2)]	11.27 %	12.49 %	16.88 %	14.27 %	10.96 %

FFIC FLUSHING Financial Corporation

[1] Core diluted earnings per common share may not foot due to rounding
[2] Ratios are calculated on an annualized basis

21

Reconciliation of GAAP NII & NIM to CORE and Base NII & NIM

	For the three months ended				
(Dollars in thousands)	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
GAAP net interest income	$ 63,479	$ 62,674	$ 63,364	$ 61,039	$ 60,892
Net (gain) loss from fair value adjustments on qualifying hedges	129	(1,122)	(194)	664	(1,427)
Net amortization of purchase accounting adjustments	(1,058)	(462)	(1,100)	(565)	(922)
Tax equivalent adjustment	124	113	113	113	111
Core net interest income FTE	$ 62,674	$ 61,203	$ 62,183	$ 61,251	$ 58,654
Prepayment penalties received on loans and securities, net of reversals and recoveries of interest from nonaccrual loans	(1,716)	(1,497)	(2,136)	(2,046)	(948)
Base net interest income FTE	$ 60,958	$ 59,706	$ 60,047	$ 59,205	$ 57,706
Total average interest-earning assets [1]	$ 7,577,053	$ 7,634,601	$ 7,616,332	$ 7,799,176	$ 7,676,833
Core net interest margin FTE	3.31 %	3.21 %	3.27 %	3.14 %	3.06 %
Base net interest margin FTE	3.22 %	3.13 %	3.15 %	3.04 %	3.01 %
GAAP interest income on total loans, net	$ 67,516	$ 68,113	$ 69,198	$ 67,999	$ 69,021
Net (gain) loss from fair value adjustments on qualifying hedges	129	(1,122)	(194)	664	(1,427)
Net amortization of purchase accounting adjustments	(1,117)	(535)	(1,126)	(624)	(728)
Core interest income on total loans, net	$ 66,528	$ 66,456	$ 67,878	$ 68,039	$ 66,866
Prepayment penalties received on loans, net of reversals and recoveries of interest from nonaccrual loans	(1,716)	(1,497)	(2,135)	(2,046)	(947)
Base interest income on total loans, net	$ 64,812	$ 64,959	$ 65,743	$ 65,993	$ 65,919
Average total loans, net [1]	$ 6,586,253	$ 6,566,654	$ 6,642,434	$ 6,697,103	$ 6,711,446
Core yield on total loans	4.04 %	4.05 %	4.09 %	4.06 %	3.99 %
Base yield on total loans	3.94 %	3.96 %	3.96 %	3.94 %	3.93 %

FFIC FLUSHING Financial Corporation

[1] Excludes purchase accounting average balances for all periods presented

22

Reconciliation of GAAP Revenue and Pre-provision Pre-tax Net Revenue

(Dollars in thousands)	For the three months ended March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
GAAP Net interest income	$ 63,479	$ 62,674	$ 63,364	$ 61,039	$ 60,892
Net (gain) loss from fair value adjustments on qualifying hedges	129	(1,122)	(194)	664	(1,427)
Net amortization of purchase accounting adjustments	(1,058)	(462)	(1,100)	(565)	(922)
Core Net interest income	$ 62,550	$ 61,090	$ 62,070	$ 61,138	$ 58,543
GAAP Noninterest income (loss)	$ 1,313	$ (280)	$ 866	$ (3,210)	$ 6,311
Net (gain) loss from fair value adjustments	1,809	5,140	2,289	6,548	(982)
Net gain (loss) on sale of securities	—	—	10	(123)	—
Net gain on sale of assets	—	—	—	—	(621)
Core Noninterest income	$ 3,122	$ 4,860	$ 3,165	$ 3,215	$ 4,708
GAAP Noninterest expense	$ 38,794	$ 38,807	$ 36,345	$ 34,011	$ 38,159
Net amortization of purchase accounting adjustments	(134)	(138)	(142)	(147)	(133)
Merger expense (benefit)	—	17	(2,096)	490	(973)
Core Noninterest expense	$ 38,660	$ 38,686	$ 34,107	$ 34,354	$ 37,053
Net interest income	$ 63,479	$ 62,674	$ 63,364	$ 61,039	$ 60,892
Noninterest income (loss)	1,313	(280)	866	(3,210)	6,311
Noninterest expense	(38,794)	(38,807)	(36,345)	(34,011)	(38,159)
Pre-provision pre-tax net revenue	$ 25,998	$ 23,587	$ 27,885	$ 23,818	$ 29,044
Core:					
Net interest income	$ 62,550	$ 61,090	$ 62,070	$ 61,138	$ 58,543
Noninterest income	3,122	4,860	3,165	3,215	4,708
Noninterest expense	(38,660)	(38,686)	(34,107)	(34,354)	(37,053)
Pre-provision pre-tax net revenue	$ 27,012	$ 27,264	$ 31,128	$ 29,999	$ 26,198
Efficiency Ratio	58.9 %	58.7 %	52.3 %	53.4 %	58.6 %

FFIC FLUSHING Financial Corporation

23

24 Contact Details Susan K. Cullen SEVP, CFO & Treasurer Phone: (718) 961 - 5400 Email: scullen@flushingbank.com Al Savastano, CFA Director of Investor Relations Phone: (516) 820 - 1146 Email: asavastano@flushingbank.com